EXHIBIT 10.16
                              CONSULTING AGREEMENT
                             DATED OCTOBER 7, 2008
                          WITH NUVISION HOLDINGS, LLC

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                              CONSULTING AGREEMENT

      THIS CONSULTING AGREEMENT ("Agreement") dated as of the 7th day of October, 2008 by and between Nu Vision Holdings LLC ("Consultant") and Organic Sales And Marketing, Inc., a Delaware corporation (the "Company").

      WHEREAS, the Company, sells and markets a wide variety of organic products primarily in the lawn and garden industry and other types of products with organic origin.

      WHEREAS, Consultant is an LLC duly formed under the laws of the State of New York.

      WHEREAS, Consultant has been performing services for the Company for more than one year prior to the date of this Agreement without compensation.

      WHEREAS, the Company desires to obtain Consultant's business and financial consulting services in connection with the Company's affairs, and Consultant is willing to undertake to provide such services as hereinafter fully set forth:

      WHEREAS, the Company and Consultant desire to enter into this Agreement to reflect the services, obligations, rights and responsibilities of the parties in connection with the operation of the Company and its dealings with the investment community.

      NOW THEREFORE, the Company and Consultant agree as follows:

      1. Services: Consultant shall provide to the Company consulting services in connection with the Company's business as more particularly described below:

      a) Aid the Company in identifying and retaining an appropriate investor relations firm to work with the Company. This would include meeting with, interviewing via phone or in person and assessing the merits of all potential candidates. Consultant will field all calls received by current shareholders or potential shareholders until such a firm is retained. Consultant will educate and update individuals and institutions regarding the Company and current events impacting the Company.

      b) Act as a liaison between the Company and the investment community (Wall Street). Introduce the company to Market Makers, Brokerage Firms and Registered Representatives.

      c) Aid the Company in identifying and retaining an appropriate public relations firm to work with the Company. This would include meeting with, interviewing via telephone or in person and assessing the merits of all potential candidates. Consultant will aid the Company in preparing press releases until a fiu i is retained. All releases will be submitted to counsel by the Company for approval prior to release.


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      d) Aid the Company in assessing its capital requirements. Advise as to the financing options available and the market perception of such options as they pertain to the Company. Advise to the timing and potential source of any such financing.

      e) Identify and review potential business opportunities. This would include the review of opportunities identified by the Company.

      f) Advise the Company regarding the hiring of key personnel. This would include interviewing potential candidates and aiding the company in the creation of the appropriate compensation packages.

      g) Offer general business advice to the Company regarding business strategies, posturing, review and negotiation of contracts etc.

      2. Provision of Service by Consultant's Affiliates: Consultant may cause certain of the Services to be provided by "Affiliates" (as hereinafter defined). That the Services may be provided by Affiliates and their personnel shall not increase the "Service Fee" (as hereinafter defined) and Consultant shall remain liable for the performance of its Services by its Affiliates as if Consultant performed such Services directly. "Affiliate" shall mean as to any person or entity, any other person or entity that directly or indirectly controls, or is under common control with, or is controlled by, such person or entity.

      3. Service Fee: Consultant shall receive payment for the Services, rendered by it during the term hereof in the form of a maximum of 450,000 shares (the "Shares") of restricted stock. The Shares shall be restricted but Consultant may register said Shares on any appropriate filing form at Consultant's expense at any time, pursuant to the Securities Act of 1933, as amended. At the Company's discretion, Consultant may register said Shares when and if the Company files a future registration statement. Consultant shall not be obligated in any way or under any circumstances to advance funds for the costs or expenses of the Company's operations or obligations. Out of pocket costs exceeding one hundred dollars, including travel expenses, incurred by consultant on the Company's behalf shall be reimbursed by the Company provided consultant obtains the prior consent of the Company.

      Consultant's compensation shall be payable as follows:

      a) For the Company's fiscal year ended September 30, 2009, Consultant shall receive 300,000 shares of the Company's common stock on commencement date.

      b) For the Company's fiscal year ended September 30, 2009, Consultant shall receive 150,000 shares of the Company's common stock on January 1, 2009.


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      c) The Company agrees not to take any action to dilute the Consultant's ownership interest in the Company represented by the shares to be paid to it hereunder unless the other current shareholders and/or officers are similarly diluted. However, stock, stock options, and/or warrants may be allocated if earned to any individual or entity and this provision shall not be applicable to such securities.


      4. Standard of Care: Consultant shall provide the Services during the term of this Agreement in a diligent, professional manner. Consultant shall make available to the Company the full benefit of its judgment, experience and advice. It shall be the responsibility of both parties to make certain not to engage in conduct violative of Federal or state securities laws. Nothing herein shall be construed to require the Consultant to work exclusively for the Company or to perform its services for the Company on a full time basis. The Company acknowledges and is aware that the Consultant has, or may have, various other clients and/or consulting arrangements with such clients. Consultant agrees that it will not, during the term of this agreement, perform consulting services for any entity which directly competes with the Company.

      5. Personnel: Consultant shall employ personnel of Consultant or its Affiliates as may be necessary in order for Consultant to perform the Services. Such employment, if applicable, shall be at the expense of Consultant.

      6. Term: a) Although Consultant has been performing some services prior to this Agreement the Company engages the services of the Consultant and the Consultant accepts such engagement upon the terms and conditions herein set forth for a term commencing as of October 7, 2008 and terminating on April 7, 2009 ("Termination Date").

      b) Unless otherwise mutually agreed upon in writing, any continuance of Consultant's services after the Termination Date of this Agreement shall constitute an engagement at will and may be terminated at any time by either party upon the delivery of written notice thereof to the other party. Any such continuing services by the Consultant shall be upon the terms and conditions as set forth herein except as to the service fee and the payment thereof which will have to be mutually agreed upon between the parties.


      7. Indemnity: a) The Company shall indemnify and hold Consultant free and harmless from any liability, loss, cost, expense, damage, or injury that Consultant may suffer as a result of its performance or failure of performance or any of the Company's obligations under this Agreement.

      b) Consultant shall indemnify and hold the Company free and harmless from any liability, loss, cost, expense, damage, or injury that the Company may suffer as a result of


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the performance or failure of performance of any of Consultant's obligations under this Agreement.

      8. Confidentiality: Consultant acknowledges and agrees that this Agreement creates a confidential relationship between Consultant and the Company during the term of this Agreement and further agrees as follows:

      a) Confidential Information shall mean: any information, materials, agreements and documents regarding the business and operations of the Company, including but not limited to financial statements and supporting data, business plans, forecasts and projections, and information concerning concepts, current and proposed products and product lines, advertising, promotion, customers, suppliers, licenses, affiliates, distributors, contractors, employees and management, which may be provided, in writing or orally, by the Company to the Consultant in the course of the discussions or dealings between the parties. The term "Confidential Information," however, does not include information (i) which is generally available to the public through no wrongful act of the Consultant receiving Confidential Information, (ii) which is already lawfully in the possession' of the Consultant and not subject to an existing agreement of confidentiality between the parties or (iii) which is received from a third party without restriction and without breach of this Agreement.

      b) Consultant recognizes and acknowledges that in the course of the discussions and negotiations relating to this Agreement, it may have obtained or may obtain Confidential Information pertaining to the Company. Consultant recognizes that such information is unavailable to the others and that the disclosure thereof to persons not authorized by the Company to receive such information would seriously and adversely affect the business and operations of the Company. Consultant therefore, covenants and agrees: (i) to keep the Confidential Information of the Company strictly confidential and secret and to hold all such information now possessed or hereafter obtained by it in a fiduciary capacity solely for the benefit of the Company; (ii) to not use any Confidential Information for any purpose except for the purpose of evaluating the Company or for dissuasions with the Company regarding the Company, and not for the purpose of any competitive advantage; (iii) not to disclose to others any such Confidential Information except as provided herein; and (iv) to use its best efforts and exercise utmost diligence to protect and safeguard the confidentiality and secrecy of all such Confidential Information.

      c) (i) Dissemination of the Confidential Information by the Consultant shall be limited to those employees and other representative or agents of the Consultant whose duties justify their need to know such information, and where the circumstances are such that such dissemination would not violate securities law.

         (ii) In the event that the Consultant is required or becomes legally compelled to disclose any of the Confidential Information of the Company or that discussions or negotiations are taking place between the parties, the Consultant agrees that it will furnish only that portion of such Confidential Information and other information which it is


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legally required to disclose, and shall use its best efforts to obligate any person or entity to whom or which such Confidential Information is furnished to maintain the confidentiality thereof.

         (iii) Promptly upon any request by the Company, the Consultant shall return to the Company all written material furnished to the Consultant by or on behalf of the Company pursuant hereto including, without limitation all financial statements, memoranda, notes, records and/or any other documents whatsoever, and the Consultant will not retain any copies, extracts or other reproduction of same, in whole or in part. All documents, notes, memoranda and other writings whatsoever prepared by or for the Company based on the Confidential Information shall be destroyed and the Consultant will certify in writing to the Company that such destruction has occurred.

      d) In the event of a breach by the Consultant of any of the obligations herein contained the Consultant acknowledges that the Company will not have adequate remedy at law and shall be entitled to seek equitable and injunctive relief to restrain violation of the provisions herein. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to it from such breach, including the recovery of damages.

      9. Miscellaneous:

      a) No Waivers. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

      b) No Assignment. Neither party to this Agreement may assign its rights or obligations hereunder without the written consent of the other party hereto.

      c) Amendments. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provisions to this Agreement shall be made in writing, signed by the parties hereto, and shall be effective only in the specific instance and for the specific purpose of which made or given.

      d.) Notices. All notices, demands, statements and communications required or desired to be made hereunder shall be in writing and shall be hand delivered or sent by responsible overnight carrier or registered or certified mail, return receipt requested, if intended for the Company, addressed to the Company at:

                   Organic Sales and Marketing, Inc.
                   114 Broadway
                   Raynham, MA 02767
                   Attention: Samuel F. H. Jeffries


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      and if intended for Consultant, addressed to Consultant:

                   Nu   Vision   Holdings   LLC
                   1010   Northern Boulevard
                   Great Neck, N.Y. 11021

      The date of the giving of any such notice shall be the date of its receipt by its recipient.

      e) Captions. The captions of this Agreement are inserted only for the purpose of convenient reference and do not define, limit or prescribe the scope or intent of this Agreement or any part thereof.

      f) Governing Law. This Agreement shall be governed, and construed in accordance with, the laws of the State of Massachusetts except that body of law relating to choice of law.

      g) Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      h) Entire Agreement. This Agreement integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral negotiations and proper writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

      10. Relationship: The relationship between the Company and the Consultant created by the Agreement is that of independent contractor and nothing herein shall be construed as creating a relationship of employer or employee or principal or agent between the parties. Consultant agrees that it shall neither act nor make any representation that it is authorized to act as an agent or officer of the Company.

      11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

                                     Nu Vision Holdings LLC

                                     By:  /s/ John M. Kevorkian, Partner
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                                     By:  /s/ Steven V. Kevorkian, Partner
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                                     Organic Sales and Marketing, Inc.

                                     By:  /s/ Samuel F. H. Jeffries, CEO
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